FORM 8-K
            [As last amended in Release No. 34-30968,
                  July 30, 1992, 57 F.R. 36442]

               SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549

                            FORM 8-K
                         CURRENT REPORT

                 Pursuant to Section 13 or 15(d)
              of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 4, 1994


                    SMITH CORONA CORPORATION
     (Exact name of registrant as specified in its charter)


DELAWARE                      1-10281                  51-0286862
- --------                      -------                  ----------
(State of other jurisdiction (Commission         (I.R.S. Employer
  of incorporation)           File Number)    Identification No.)


         65 Locust Avenue, New Canaan, Connecticut 06840
        (Address of principal executive offices) (zip code)

                         (203) 972-1471
       (Registrant's telephone number, including area code)




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Item 5.  Other Events



     On November 4, 1994, Smith Corona Corporation (the "Company") issued a press release announcing that it has consummated the sale of substantially all of the assets and liabilities of Histacount
Corporation, a wholly-owned subsidiary of the Company, to a subsidiary of CSS Industries, Inc.

     A copy of the Company's news release is attached as an exhibit hereto and is incorporated herein by reference.

                       SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  November 10, 1994               SMITH CORONA CORPORATION



                                    By: /S/ Thomas C. DeFazio
                                        Thomas C. DeFazio
                                        Executive Vice President
                                        and Chief Financial Officer

                     INDEX TO EXHIBITS




Exhibit No.                              Description
- -----------                              -----------

    99                                   News Release